Income taxes (Q3)	9 Months Ended	12 Months Ended
	Sep. 30, 2025	Dec. 31, 2024
Income taxes [Abstract]
Income taxes	Income taxes
Income tax provision
Prior to the Spin-off, income tax expense and income tax balances were calculated using the separate tax return method. The separate tax return method applies the accounting guidance for income taxes to the stand-alone financial statements as if the Company were a separate taxpayer and a stand-alone enterprise. U.S. and Canadian operations, which represent the majority of the Company’s operations, were not included in Parent’s tax filings prior to the Spin-off, and there has been no substantive change in the tax filing profile for those jurisdictions. The Company’s Swiss operations were included in Parent’s Swiss legal structure and tax filings prior to the Spin-off.
Post Spin-off, the income tax provisions are calculated based on the Company’s operating footprint, as well as tax return elections and assertions. Given that prior to the Spin-off the Company’s U.S. and Canadian operations were not included in Parent’s tax filings, U.S. and Canadian tax returns will be filed on a full-year basis in 2025. Swiss operations, which were included in Parent’s tax filings prior to the Spin-off, will be reflected in separate Swiss tax returns filed by the Company beginning on the date of the Spin-off. Tax liabilities as of September 30, 2025 are reported within the condensed consolidated balance sheet based upon estimated amounts due to tax authorities for which the Company is the primary obligor.
The Company’s tax provision for the interim period is calculated using an estimated annual effective tax rate based on the expected full-year results which is applied to ordinary year-to-date income. The tax provision is adjusted for discrete items that occur in the period to arrive at the total tax expense.
The calculation of the Company’s income tax expense is set forth below:

	For the three months ended September 30,		For the nine months ended September 30,
(In millions, except for percentage data)	2025	2024	2025	2024
Total tax expense	$150	$155	$226	$293
Effective income tax rate	21.8%	22.0%	20.5%	23.1%

The Company’s estimated annual effective tax rate is based on full-year expectations of pretax earnings, statutory tax rates and permanent differences between book and tax accounting.
Effective January 1, 2024, the Company is subject to the 15% minimum tax rate provisions of the Organization for Economic Co-operation and Development Pillar Two framework enacted into law in both Switzerland and Canada, jurisdictions in which the Company operates. Estimated Pillar Two taxes of $2 million and $3 million have been included in the calculation of the Company’s effective tax rate for the three months ended September 30, 2025 and 2024, respectively, and $6 million and $8 million have been included in the calculation of the Company’s effective tax rate for the nine months ended September 30, 2025 and 2024, respectively.
The change in the effective tax rate compared to the U.S. federal statutory tax rate of 21% for the three and nine months ended September 30, 2025 and 2024 was primarily attributable to the jurisdictional mix of pre-tax income, changes in uncertain tax positions, Pillar Two tax and prior year accrual adjustments.
On July 4, 2025, the One Big Beautiful Bill Act (“OBBBA”) was enacted into law, which reinstates several favorable tax provisions effective in 2025. The tax effects of the OBBBA have been recognized in the period of enactment and did not have a material impact on our effective tax rate for the period ended September 30, 2025.

Note 13. Income taxes
Income tax provision
The Company’s income tax provision was prepared using the separate return method as if the Company were a separate group of companies under common ownership. The components of Income before income tax expense and income from equity method investments are as follows:

	For the years ended December 31,
(In millions)	2024	2023	2022
U.S.	$941	$773	$957
Non-U.S.	687	530	503
Total income before income tax expense and income from equity method investments	$1,628	$1,303	$1,460

The provision for income taxes consists of the following:

	For the years ended December 31,
(In millions)	2024	2023	2022
Current:
U.S. – Federal	$183	$182	$178
U.S. – State	65	55	37
Non-U.S.	155	113	85
Total current tax expense	403	350	300
Deferred:
U.S. – Federal	(57)	(8)	30
U.S. – State	(4)	3	14
Non-U.S.	26	16	22
Total deferred tax (benefit) expense	(35)	11	66
Total income tax expense	$368	$361	$366

For purposes of the effective tax rate reconciliation, the Company uses the U.S. statutory income tax rate of 21%. A reconciliation of the statutory U.S. federal tax rate and the Company’s effective tax rate is as follows:

	For the years ended December 31,
(In millions, except for percentage data)	2024	2023	2022
Tax expense at U.S. statutory rate	$342	$274	$306
State tax, net of federal tax benefit	46	47	40
Permanently disallowed deductions	7	5	4
Tax rate differentials	(14)	(6)	(12)
Uncertain tax positions	15	33	25
Prior year accrual adjustment	(24)	21	15
Withholding tax / minimum taxes	28	3	3
Depletion adjustment	(19)	(17)	(14)
Other	(13)	1	(1)
Total income tax expense	$368	$361	$366
Effective income tax rate	22.6%	27.8%	25.1%

The Company’s effective income tax rate for the year ended December 31, 2024 varied from the statutory rate due to the Company’s jurisdictional mix of earnings, minimum taxes and changes in uncertain tax positions, partially offset by return to provision adjustments and permanent differences. The Company’s effective income tax rate for the years ended December 31, 2023 and 2022 varied from the statutory tax rate due to the Company’s jurisdictional mix of earnings, return to provision adjustments and changes in uncertain tax positions, partially offset by permanent differences.
Deferred income tax liabilities, net
The components of Deferred income tax liabilities, net were as follows:

	As of December 31,
(In millions)	2024	2023(1)
Deferred tax assets:
Deferred expenses and defined benefit pension plan obligations	$291	$241
Lease liabilities	138	122
Site restoration	61	64
Net operating loss	22	25
Other	78	70
Total deferred tax assets	590	522
Less: valuation allowances	(13)	(12)
Total deferred tax assets after valuation allowances	$577	510
Deferred tax liabilities:
Cost depletion	$(107)	$(103)
Property, plant and equipment	(1,009)	(1,054)
Intangible and other long-lived assets	(260)	(208)
Leased right-of-use assets	(137)	(114)
Total deferred tax liabilities	(1,513)	(1,479)
Total net deferred tax liabilities	$(936)	$(969)
Reported as:
Deferred tax liabilities	$(936)	$(998)
Other noncurrent assets	—	29
Deferred tax liabilities, net	$(936)	$(969)

(1)	Certain prior period amounts have been reclassified to conform to current year presentation.
The Company recognizes deferred tax assets and liabilities for the future tax consequences attributable to differences between the financial statement carrying amounts of assets and liabilities and their respective tax bases. The Company also recognizes deferred tax assets for net operating losses and tax credit carryforwards. Deferred tax assets are assessed for realizability and, where it is more likely than not that a tax benefit will not be realized, a valuation allowance is recorded to reduce the deferred tax asset to an amount that will, more likely than not, be realized in the future. Judgment is applied in assessing the realizability of these deferred tax assets and the need for any valuation allowances. In determining the amount of deferred tax assets that are more likely than not to be realized, the Company’s management considers all positive and negative evidence, including the Company’s historical results and forecasts of future taxable income by jurisdiction, as well as the expected timing of the reversals of existing temporary differences and tax planning strategies.
As of December 31, 2024 and 2023, the Company had $227 million and $273 million, respectively, of net operating loss carryforwards, of which approximately $181 million and $230 million, respectively, related to U.S. state net operating loss carryforwards. The net operating loss carryforwards have various expiration dates from 2036 to an indefinite carryforward period.
The net change in the total valuation allowance for the years ended December 31, 2024 and 2023 was $1 million and less than $1 million, respectively. The valuation allowance relates primarily to certain net operating loss carryforwards for which the Company has concluded it is more likely than not that a tax benefit will not be realized in the ordinary course of operations.
Tax uncertainties
A reconciliation of the changes in the gross amount of unrecognized tax benefits is as follows:

(In millions)	2024	2023	2022
Balance at beginning of year	$161	$128	$103
Increase related to current period tax positions	15	27	29
Increase related to prior period tax positions	10	8	1
Decrease related to settlements with taxing authorities	—	—	—
Decrease related to prior period tax positions	(12)	—	—
Decreases from lapse in statutes of limitations	(7)	(2)	(5)
Balance at end of year	$167	$161	$128

As of December 31, 2024, the Company had $167 million of unrecognized tax benefits and accrued interest and penalties, which would favorably impact the Company’s future tax rates in the event that the tax benefits are eventually recognized. For the years ended December 31, 2024, 2023 and 2022, the gross amount of unrecognized tax benefits, less accrued liabilities for interest and penalties of $42 million, $32 million and $22 million, respectively, are $125 million, $129 million and $106 million, respectively. The unrecognized tax benefits and accrued interest are included within Other noncurrent liabilities. See Note 9 (Additional financial information) for further information. The Company recorded interest and penalties related to uncertain tax positions in the provision for income taxes of $10 million, $10 million and $3 million for the years ended December 31, 2024, 2023 and 2022, respectively, which are primarily presented within the increases related to current and prior period tax positions. Interest and penalties are recorded as a component of the provision for income taxes on the combined statements of operations.
The calculation of the Company’s tax liabilities involves interpretation of complex tax laws and regulations in the United States, Canada and Switzerland. The Company is subject to ongoing tax examinations in these jurisdictions. The Company regularly assesses the likelihood of the outcomes resulting from these ongoing tax examinations as part of the assessment of uncertain tax positions. The specific timing of when the resolution of each tax position will be reached is uncertain. Tax controversies with applicable taxing authorities are open for tax years as early as 2011. As of December 31, 2024, the Company does not believe that there are any positions for which it is reasonably possible that the total amount of unrecognized tax benefits will significantly increase or decrease within the next 12 months.
No deferred tax provision has been recorded on approximately $10 billion of cumulative unremitted earnings of the Company’s U.S. and Canadian subsidiaries as of December 31, 2024, since the Company plans to reinvest these earnings indefinitely. Quantification of the deferred tax liability, if any, associated with indefinitely reinvested earnings is not practicable.
Income Taxes Payable
Income taxes payable are included within other current liabilities. See Note 9 (Additional financial information) for further information. Additionally, there are $10 million of income taxes receivable included within Other noncurrent assets.
OECD Pillar Two
Effective January 1, 2024, the Company is subject to the 15% minimum tax rate provisions of the OECD Pillar Two framework enacted into law in both Switzerland and Canada, jurisdictions in which the Company operates. Estimated Pillar Two top-up taxes of $24 million have been included in the calculation of the Company’s total income tax expense for the year ended December 31, 2024.